UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-3880 (Commission File Number)	13-1086010 (IRS Employer or Identification No.)

6363 Main Street, Williamsville, New York (Address of principal executive offices)	14221 (Zip Code)

Registrant's telephone number, including area code:	(716) 857-7000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03      Material Modification to Rights of Security Holders

        On March 14, 2005, National Fuel Gas Company (“National Fuel” or the “Company”) filed with the Treasurer of the State of New Jersey a Certificate of Amendment (the “Certificate of Amendment”) to amend its Restated Certificate of Incorporation (the “Certificate of Incorporation”). The Certificate of Amendment is attached hereto as Exhibit 3(ii). The amendment of the Certificate of Incorporation was approved by the Company’s shareholders at the annual meeting of shareholders held on February 17, 2005, and by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935. The amendment modifies the rights of holders of the Company’s common stock, par value $1.00 per share.

        The amendment conforms the Company’s requirements for obtaining shareholder votes on certain actions to the requirements of the New Jersey Business Corporation Act (the “Act”). The actions affected by the amendment, which are set forth in Article EIGHTH of the Company’s Certificate of Incorporation, are (1) amendments to the Certificate of Incorporation, (2) approval of a plan of merger or consolidation, (3) a sale, lease, exchange or other disposition of all, or substantially all, the assets of the Company otherwise than in the usual and regular course of business, and (4) dissolution. With respect to the first of these actions, amendments to the Certificate of Incorporation, the Certificate of Amendment modifies Article EIGHTH to require shareholder approval of such amendments if shareholder approval is required by the Act. Previously, Article EIGHTH required shareholder approval of amendments to the Certificate of Incorporation where such approval was required “or requested.” The Certificate of Amendment deletes from Article EIGHTH the ambiguous term “or requested,” because it was not clear whether the term referred to requests made by the Board of Directors, management, shareholders, or any of them, and no procedures were specified regarding the form or timing of requests.

        The Certificate of Amendment also makes newly available to the Company the exceptions to the requirement of shareholder approval provided by the Act with respect to the other actions set forth in Article EIGHTH, namely (1) approval of a plan of merger or consolidation, (2) a sale, lease, exchange or other disposition of all, or substantially all, the assets of the Company otherwise than in the usual and regular course of business, and (3) dissolution. While the Act generally requires shareholder approval of these actions, it also provides, for each of the actions, certain circumstances under which shareholder approval is not required. These exceptions to the requirement of shareholder approval provided by the Act are now available to the Company. The Certificate of Amendment does not change the applicability to the Company of the requirements of the New York Stock Exchange regarding shareholder votes.

Item 9.01      Financial Statements and Exhibits

(c) Exhibits

Exhibit 3(ii)	Certificate of Amendment of Restated Certificate of Incorporation of National Fuel Gas Company

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY By: /s/ James R. Peterson James R. Peterson Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	Certificate of Amendment of Restated Certificate of Incorporation of National Fuel Gas Company